EXHIBIT A

                            FORM OF INVESTOR'S LETTER

                                                                    [__________]

Advanta Business Services Corp.
1020 Laurel Oak Road
Voorhees, NJ 08043

Ladies and Gentlemen:

            We propose to purchase $[__________] in original aggregate principal amount of Advanta Business Receivables Master Asset-Backed Financing Facility, Series [_____] Note (the "Series Note"). The Note was issued pursuant to the Master Leasing Receivables Asset-Backed Financing Facility Agreement, dated as of May 1, 1997 (the "Master Facility Agreement") among Advanta Business Services Corp., as servicer (the "Servicer"), and Advanta Leasing Receivables III ("ALRC") and The Chase Manhattan Bank, as trustee (the "Trustee"), the Series [_____] Supplement to the Master Facility Agreement, dated as of [_____] (the "Series Supplement"), among the Servicer, ALRC, Advanta Business Receivables LLC ("ABR LLC" together with ALRC, the "Series Obligors") and The Chase Manhattan Bank, as trustee (the "Trustee") and the Note Purchase Agreement, dated as of [__________] (the "Note Purchase Agreement"), among the Series Obligors, [__________] and [__________]. Capitalized terms used herein but not otherwise defined shall have the same meaning as in the Indenture.

            In connection with out proposed purchase of the Series Note, we agree to the following terms and conditions and make the representations and warranties stated herein with the express understanding that they will be relied upon by the Series Obligors and the Trustee.

            1. We understand that the Series Note has not been registered under the Securities Act of 1933, as amended (the "Securities Act") or registered or qualified under any state securities or "Blue Sky" laws and are being sold to us in a transaction that is exempt from the registration requirements of the Securities Act and the registration or qualification requirements of such state laws.

            2. We are (check as applicable):

            __    (a)   a "Qualified Institutional Buyer" (as defined in Rule
                        144A under the Securities Act).

            __    (b)   an institutional investor that has such knowledge and
                        experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Series Note and is able to bear the economic risk of an investment in the Series Note.

            __    (c)   an "accredited investor" as defined in Rule 501
                        promulgated under the Securities Act that has such
                        knowledge and experience
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                        in financial and business matters as to be capable of
                        evaluating the merits and risks of investment in the Series Note and is able to bear the economic risk of investment in the Series Note.

            3. We agree that, to the extent that Section 2(a) of this letter is applicable, that the Series Note will not be transferred unless such transfer is made in reliance on Rule 144A or unless some other exemption from the registration requirements of the Securities Act, or any applicable state securities law, is available.

            4. To the extent that Section 2(b) or (c) of this letter is applicable, that we are acquiring the Series Note (i) solely for investment purposes for our own account or for accounts as to which we exercise sole investment discretion and not with a view to any resale or distribution of the Series Note in whole or in part, or (ii) otherwise for purposes which will not constitute a distribution of securities under the Securities Act, or under any state securities of "Blue Sky" laws subject, nevertheless, to the understanding that disposition of our property shall at all times be and remain within our control, and under no circumstances will we attempt to sell, pledge, hypothecate or otherwise transfer all or any portion of our interest in the Series Note except in accordance with the terms of the Series Note, the Master Facility Agreement and Series Supplement.

            5. We agree not to sell the Series Note in whole or in part, unless the subsequent purchaser agrees to be subject to the same representations and warranties as were applicable to us in acquiring the Series Note and funding our respective investments therein.

            6. We understand that the Series Note shall bear a legend to substantially the following effect:

      THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR REGULATORY AUTHORITY OF ANY STATE. THIS NOTE HAS BEEN OFFERED AND SOLD PRIVATELY. THE HOLDER HEREOF ACKNOWLEDGES THAT THESE SECURITIES ARE "RESTRICTED SECURITIES" THAT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE OBLIGORS AND ITS AFFILIATES THAT THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR
      (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.


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            7. We understand that there is no public market for the Series Note and it is unlikely that such market will develop.

            8. We are authorized to invest in the Series Note.

            9. We certify that, in acquiring the Series Note, we have complied with any applicable guidelines or regulations for or limitations on investments established by each regulatory agency or body, if any, which has jurisdiction over investments made by us and that our acquisition and retention of the Series Note will not violate the limitations on possession contained in any such guidelines, regulations or limitations.

            10. We further agree to be bound by all of the terms and conditions of ownership of the Series Note contained in the Master Facility Agreement and Series Supplement, as the same may be amended from time to time.


                                    Very truly yours,


                                    [                    ]
                                     --------------------


                                    By:
                                       ----------------------------
                                       Name:
                                       Authorized Agent:


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